Note 16 - Acquisitions	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

Note 13.    Acquisition of Aurizon Mines Ltd.

On June 1, 2013, Hecla and Aurizon consummated the Acquisition Agreement pursuant to which Hecla acquired all of the issued and outstanding common shares of Aurizon for consideration valued at US$4.32 (CAD$4.47) per share (the "Acquisition"). Under the terms of the Acquisition, each holder of Aurizon common shares (a “Shareholder”) had the option of electing to receive either CAD$4.75 in cash (the “Cash Alternative”) or 0.9953 of a Hecla share (the “Share Alternative”) per Aurizon share, subject in each case to proration. Each Shareholder received CAD$3.11 (US$3.00) in cash and 0.3442 of a Hecla share for each Aurizon share, with limited exceptions in which certain shareholders received 100% of their consideration in Hecla shares. Aurizon had 164,838,377 issued and outstanding common shares immediately prior to consummation of the Acquisition. An additional 747,132 Aurizon common shares were issued immediately prior to consummation of the Acquisition related to the conversion of in-the-money Aurizon stock options, resulting in a total of 165,585,509 issued and outstanding Aurizon common shares at the time of consummation of the Acquisition. Consideration transferred to consummate the Acquisition was comprised of cash paid by Hecla of CAD$514.5 million (US$496.4 million) and issuance of 56,997,790 shares of Hecla common stock valued at CAD$226.3 (US$218.3 million) for total consideration of CAD$740.8 million (US$714.5 million) based on the US$ to CAD$ exchange rate of 0.9645 at the time of consummation. The value of Hecla stock issued as consideration was based upon the closing price at the time of consummation of CAD$3.97 (US$3.83) per share.

The cash portion of the Acquisition was primarily funded by the issuance of senior notes in April 2013 for net proceeds of $490 million. See Note 9 for more information.

The following summarizes the preliminary allocation of purchase price to the fair value of assets acquired and liabilities assumed as of the date of acquisition (in thousands):

Consideration:
Cash payments	$496,211
Hecla stock issued (56,997,790 shares at $3.83 per share)	218,302
Total consideration	$714,513

Fair value of net assets acquired:
Assets:
Cash	$177,587
Accounts receivable	14,307
Inventory - bullion and stockpiled ore	8,090
Inventory - supplies	5,704
Other current assets	7,036
Property, plants, equipment and mineral interests, net	715,391
Non-current restricted cash and investments	4,471
Other non-current assets	795
Total assets	933,381
Liabilities:
Accounts payable	22,227
Accrued payroll and related benefits	7,613
Accrued taxes	509
Non-current deferred tax liability	177,016
Non-current reclamation	11,113
Other non-current liabilities	390
Total liabilities	218,868
Net assets	$714,513

The $715.4 million fair value for "Property, plants, equipment, and mineral interests, net" is comprised of $11.1 for the asset retirement obligation asset, $127.8 million for plant and equipment, and $576.5 million for development, value beyond proven and probable reserves, and other mineral interests. We are not aware of specific elements of the allocation of purchase price above that are subject to change. However, the overall allocation is preliminary, as the independent valuation report and review by management have not been finalized as of the date of this filing.

The unaudited pro forma financial information below represents the combined results of our operations as if the Acquisition had occurred at the beginning of the periods presented. The unaudited pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have occurred if the acquisition had taken place at the beginning of the periods presented, nor is it indicative of future operating results.

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2013	2012	2013	2012
Sales of products	$118,584	$127,284	$237,946	$275,060
Net income (loss)	(13,168)	2,844	(3,388)	14,450
Income (loss) applicable to common shareholders	(13,306)	2,706	(3,664)	14,174
Basic and diluted income (loss) per common share	(0.04)	0.01	(0.01)	0.04

The pro forma financial information includes adjustments to reflect the depreciation and amortization of assets acquired, an estimate of interest expense related to the senior notes that would have been incurred, and the issuance of Hecla stock as consideration in the acquisition.

Note 16:  Acquisitions

San Juan Silver Mining Joint Venture 30% Acquisition

On December 12, 2011, we announced that our wholly-owned subsidiary, Rio Grande Silver Inc. (“Rio”), entered into a Purchase Sale Agreement with Emerald Mining & Leasing, LLC ("EML"), Golden 8 Mining, LLC ("G8"), and AgX Resources, Inc. ("AgX"), (EML, G8, and AgX are collectively referred to as the "Sellers"). Under the terms of the Agreement, Rio purchased the Sellers' remaining 30% undivided interest in certain properties that had been governed by a Joint Venture Agreement ("2008 JVA") entered into between EML, G8, and Rio on February 21, 2008, in return for the issuance of 5,395,683 shares of Hecla common stock valued at $33.8 million on the date that the transaction was completed. The number of common shares issued was based on 90% of the volume-weighted average price of our common shares on the New York Stock Exchange for the 20 trading days immediately preceding and including December 2, 2011.

The original 2008 JVA between EML, G8, and Rio was terminated and a new Joint Venture Agreement for the exploration, evaluation and possible development and mining of mineral resources on certain properties in Mineral County, Colorado was entered into. EML, G8, and Rio will manage and operate under the name San Juan Silver Mining Joint Venture, and Rio will be the initial operator.